UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 2, 2017

LUBY'S, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-8308 (Commission File Number)	74-1335253 (I.R.S. Employer Identification No.)
13111 Northwest Freeway, Suite 600 Houston, Texas (Address of principal executive offices)	77040 (Zip Code)

Registrant’s telephone number, including area code: (713) 329-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers

Employment Agreement Amendment

August 2, 2017, Luby’s, Inc. (the “Company”) entered into a third amendment (the “Amendment”) to the Employment Agreement dated January 24, 2014 (the “Original Agreement”) between the Company and Christopher J. Pappas.

The Amendment extended the term of the Original Agreement to August 29, 2018. The Amendment did not change any other terms of the Original Agreement.

The Amendment was approved by the independent directors of the Company’s Board of Directors.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

Exhibit 10.1	Third Amendment dated as of August 2, 2017 to Employment Agreement dated as of January 24, 2014 between Luby’s, Inc. and Christopher J. Pappas.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 3, 2017                    LUBY'S, INC.

By:    /s/ Christopher J. Pappas
Christopher J. Pappas
President and Chief Executive Officer

Exhibit Index

Exhibit 10.1	Third Amendment dated as of August 2, 2017 to Employment Agreement dated as of January 24, 2014 between Luby’s, Inc. and Christopher J. Pappas.